UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024 (March 14, 2024)

Karuna Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38958	27-0605902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 High Street, Floor 26
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 449-2244

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	KRTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of December 22, 2023 (the “Merger Agreement”), by and among Karuna Therapeutics, Inc., a Delaware corporation (“Karuna”), Bristol-Myers Squibb Company, a Delaware corporation (“Bristol-Myers Squibb”), and Miramar Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”). On March 18, 2024, pursuant to the Merger Agreement, Merger Sub merged with and into Karuna (the “Merger”). Karuna was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now a wholly owned subsidiary of Bristol-Myers Squibb.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of common stock of Karuna (“Karuna Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than (i) shares of Karuna Common Stock owned by Bristol-Myers Squibb, Merger Sub or any other wholly owned subsidiary of Bristol-Myers Squibb immediately prior to the Effective Time and shares of Karuna Common Stock owned by Karuna immediately prior the Effective Time, including shares of Karuna Common Stock held in treasury by Karuna, and in each case not held on behalf of third parties, and (ii) shares of Karuna Common Stock for which appraisal rights have been properly exercised and perfected and not withdrawn) was converted into the right to receive $330 in cash (the “Merger Consideration”), without interest, and subject to any applicable withholding taxes.

In addition, pursuant to the Merger Agreement, immediately prior to the Effective Time, (i) each outstanding and unexercised option to purchase shares of Karuna Common Stock (an “Option”), whether granted under a Karuna stock plan or otherwise, automatically and immediately vested and was cancelled in exchange for the right to receive, at or promptly after the Effective Time, a one-time lump sum cash payment, without interest, equal to (A) the total number of shares of Karuna Common Stock subject to such Option multiplied by (B) the excess, if any, of the Merger Consideration over the exercise price per share of Karuna Common Stock under such Option, less applicable taxes, and (ii) each outstanding restricted stock unit (“Karuna RSU”), whether granted under a Karuna stock plan or otherwise, automatically and immediately vested and was cancelled in exchange for the right to receive, at or promptly after the Effective Time, a one-time lump sum cash payment, without interest, equal to (A) the total number of shares of Karuna Common Stock subject to such Karuna RSU immediately prior to the Effective Time, multiplied by (B) the Merger Consideration, less applicable taxes. For the avoidance of doubt, any Option with an exercise price per share of Karuna Common Stock greater than or equal to the Merger Consideration was cancelled at the Effective Time for no consideration or payment. Special rules governed the treatment of Karuna RSUs that were granted following the entry into the Merger Agreement.

The foregoing description of the Merger Agreement and Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Karuna’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2023, and is incorporated into this item by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On March 18, 2024, Karuna notified the Nasdaq Global Market (“Nasdaq”) of the completion of the Merger and requested that Nasdaq (i) suspend trading of Karuna Common Stock on Nasdaq before the opening of trading on March 18, 2024 and (ii) file a notification of removal from listing on Form 25 with the SEC to delist Karuna Common Stock from Nasdaq and deregister the Karuna Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Karuna Common Stock will no longer be listed on Nasdaq.

In addition, after effectiveness of the Form 25, Karuna intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of Karuna’s reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the shares of Karuna Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

At the Effective Time, a change of control of Karuna occurred. Merger Sub merged with and into Karuna, with Karuna continuing as the Surviving Corporation in the Merger as a wholly owned subsidiary of Bristol-Myers Squibb.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Upon the Effective Time, in accordance with the terms of the Merger Agreement, all of the directors of Karuna ceased to be directors. No director was terminated or resigned because of any disagreement with Karuna, its management or its board of directors on any matter relating to its operations, policies or practices.

Immediately following the Effective Time, the directors of Merger Sub at the Effective Time became the directors of the Surviving Corporation. The directors of Merger Sub at the Effective Time were Konstantina Katcheves, Sandra Ramos-Alves and Kimberly M. Jablonski.

Immediately following the Effective Time, all executive officers of Karuna immediately prior to the Effective Time were removed from their respective positions as the executive officers of the Surviving Corporation. Concurrently with such officers’ removal, Sandra Ramos-Alves was appointed to serve as President and Treasurer of the Surviving Corporation, Sophia Park was appointed to serve as Vice President of the Surviving Corporation, Scott Matarese was appointed to serve as Vice President of the Surviving Corporation, Kimberly M. Jablonski was appointed to serve as Vice President and Secretary of the Surviving Corporation, Lisa A. Atkins was appointed to serve as Assistant Secretary of the Surviving Corporation and Elisabeth Bradley was appointed to serve as Assistant Secretary of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

In connection with the closing of the Merger, Karuna’s certificate of incorporation was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”) and Karuna’s bylaws were amended and restated in their entirety (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.
In connection with the completion of the Merger, on March 14, 2024, that certain Equity Distribution Agreement by and among Karuna, Goldman Sachs & Co. and SVB Securities LLC, dated as of June 21, 2023, was terminated.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.          Description
2.1
Agreement and Plan of Merger, dated as of December 22, 2023, by and among Karuna Therapeutics, Inc., Bristol-Myers Squibb Company and Miramar Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to Karuna’s Current Report on Form 8-K filed on December 22, 2023).

3.1	Amended and Restated Certificate of Incorporation of Karuna Therapeutics, Inc.

3.2	Amended and Restated Bylaws of Karuna Therapeutics, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARUNA THERAPEUTICS, INC.

Date: March 18, 2024	By:	/s/ Kimberly M. Jablonski
Kimberly M. Jablonski
Vice President and Secretary